Exhibit 10.4

ROYALTY ASSIGNMENT AND AGREEMENT,

GRANT OF SECURITY INTEREST

AND FINANCING STATEMENT

THIS ROYALTY ASSIGNMENT AND AGREEMENT (“Agreement”), is made and entered into effective as of May 27, 2009, by and among

HIDDEN SPLENDOR RESOURCES, INC., a Nevada corporation (“Grantor”), and

JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., a Delaware limited partnership (the “Fund”), DENLY UTAH COAL, LLC, a Texas limited liability company (“Denly”), THOMAS MURCH (“Murch”), JAMES J. MOORE (“Moore”), and JOHN MEEKS (“Meeks”) (collectively the “Grantees”).

RECITALS

A.

Grantor is the owner of certain mineral leasehold interests in lands more particularly described in Exhibit A attached to the Agreement (the “Leased Property”) as well as a fee title interest in real property (the “Owned Property”) more particularly described on Exhibit B to this Agreement.

B.

The Leased Property and the Owned Property are referred to in this Agreement, collectively, as the “Subject Lands”.

C.

Grantor is a wholly owned subsidiary of America West Resources, Inc.  America West Services, Inc., a Nevada corporation, is also a wholly owned subsidiary of America West Resources, Inc.  On the date hereof, Grantees have purchased certain notes dated as of the date hereof issued by America West Services, Inc. in the original principal amount of $2,300,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or in addition or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, being herein referred to individually and collectively as the “Notes”), pursuant to a $3,800,000 debt financing, consisting of a first tranche of $2,300,000 and a second tranche of $1,500,000 (the “Financing”).  The Financing is to be used in part to finance the purchase of certain equipment for use on the Subject Lands.

D.

Contemporaneously with the Financing, Grantees have agreed to purchase from Grantor, and Grantor has agreed to sell to Grantees, an overriding royalty interest on all coal mined, removed and sold from the Subject Lands, for $50,000.00, paid as follows:  by Denly, $25,000.00, by the Fund, $17,500.00, by Murch, $3,000.00, by Moore, $2,500.00, and by Meeks, $2,000.00.

E.

By the terms of this Agreement, Grantor desires to transfer and convey the overriding royalty to Grantees, and the parties seek to define the terms of the overriding royalty interest and the method of payment of said interest.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor and Grantees covenant and agree as follows:

1.

Royalty.  For the sum of $50,000.00, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby assigns, grants, and conveys to Grantees an overriding royalty interest on all coal mined, removed, and sold from the Subject Lands, in the production periods and in the amounts as follows, on the terms and subject to the conditions herein specified:

	Production Period	Royalty per ton of coal (2,000 pounds)
		Denly	Fund	Murch	Moore	Meeks	Total
1.	August 20, 2009 through November 19, 2009	$0.125	$0.0875	$0.015	$0.0125	$0.01	$0.25
2.	November 20, 2009 through May 19, 2010	$0.25	$0.175	$0.030	$0.025	$0.02	$0.50
3.	May 20, 2010 through August 19, 2016(2)	$1.00	$0.70	$0.12	$0.10	$0.08	$2.00(1)

(1)  If the second tranche of the Financing is not closed within twenty-four (24) months from the date hereof resulting in Grantor receiving gross proceeds of an aggregate of $1,300,000, then thereafter the royalty in item 3 of the table above shall be reduced to $1.25 per ton of coal.  In such event, Denly will be entitled to receive $0.625 per ton of coal, the Fund will be entitled to receive $0.4375 per ton of coal, Murch will be entitled to receive $0.075 per ton of coal, Moore will be entitled to receive $0.0625 per ton of coal, and Meeks will be entitled to receive $0.05 per ton of coal.  If, however, Grantor adds any new roof bolters, continuous miners, shuttle cars, man trips, long wall miners, or feeder breakers (collectively “New Equipment”) to the Subject Lands within sixty (60) months from the date hereof, then there shall be no adjustment as set forth in the preceding sentence, and if such adjustment has already occurred, the royalty will be readjusted to $2.00 per ton of coal mined, effective as of the date the New Equipment was first delivered to the Subject Lands.

(2)  The royalty interest herein granted shall terminate on August 20, 2016.  However, if during any calendar month beginning September 1, 2009, less than 15,000 tons of coal are sold from the Subject Lands, then for each such month one month shall be added to the term of the royalty herein granted.  The royalties payable for the period after May 20, 2010 in the above table (as such royalties may be modified by item (1) above) shall apply to the coal sold during each such month for which the term is extended.

Grantor warrants and represents that its conveyance of the above-described overriding royalty interest does not violate the terms of any lease agreement covering the Subject Lands; subject to the Code of Federal Regulations.

2.

Payment. Royalty payments shall be paid not later than fifteen (15) days after the last day of the calendar month with respect to sales proceeds received by Grantor on all coal sold from the Subject Lands during for the previous month, beginning with coal sold on or after August 20, 2009 (whether or not such coal was mined before or after August 20, 2009).  Payment shall be calculated based on the number of tons sold in an arms-length transaction to a buyer not affiliated with Grantor or Grantor's parent America West Resources, Inc., using the measure of tons upon which such sale is made.

3.

Escrow of Royalty Payments.

(a)

Grantor is a Debtor in Case No. BK-N-07-51378-gwz in the U.S. Bankruptcy Court for the District of Nevada, styled In re: Hidden Splendor Resources, Inc. and Mid-State Services, Inc.  By its order entered on December 8, 2008, that court confirmed a Joint Consolidated Plan of Reorganization (the "Plan").  Grantees hereby acknowledge and understand that (i) until such time as Grantor has satisfied all of its payment obligations under the Plan, all royalty payments due hereunder must be placed in an escrow account, and (ii) Zions First National Bank (“Zions”) has a first lien security interest in all proceeds from the coal mined and sold from the Subject Lands as set forth in the Plan.

(b)

Within thirty (30) days from the date of this Agreement, Grantor shall establish a bank account at Wells Fargo Bank, National Association for the benefit of the Grantees (“Overriding Royalty Account”).  Grantor shall make all payments of the royalties due pursuant to this Agreement by wire transfer of funds to the Overriding Royalty Account, or by such other method mutually agreed upon by the parties in writing.  Grantor further agrees to execute and deliver such instruments and documents and take such action as Grantees may reasonably request for the purpose of granting to Grantees a security interest in the Overriding Royalty Account, including, without limitation, the execution of a deposit account control agreement.  Grantees hereby acknowledge and understand that any security interest granted to Grantees in the Overriding Royalty Account will be subordinate to Zions' existing security interest to secure the Zions Debt, and Grantees agree to sign a commercially reasonably subordination agreement reflecting the priority of Zions' security interest.

(c)

Grantees further acknowledge and understand that, until Grantor's obligations under the Plan are satisfied, neither Grantor or Grantee may take any action with respect to this Agreement that would cause Grantor to be in violation of the provisions of the Plan including, but not limited to, actions that would violate provisions relating to limitation or restriction of payments to third parties.

(d)

Within thirty (30) days after the date Grantor has satisfied all of its payment obligations under the Plan, the Overriding Royalty Account shall be closed and all sums in said account shall be paid to Grantees.  Thereafter, all royalty payments due hereunder shall be paid directly to Grantees.

(e)

If for any reason the funds in the Overriding Royalty Account or any royalty payments otherwise due to Grantees hereunder are not paid to Grantees but are used to satisfy the Plan or to pay the Zions Debt, the amount owed to Grantees as royalty hereunder shall remain a debt and obligation of Grantor to Grantees.  Grantor hereby grants to Grantees a security interest in all proceeds of coal mined from the Subject Property to secure the payment of royalties due hereunder, such security interest to be subordinate to Grantor's obligations under the Plan and to the liens and security interests securing the Zions Debt. This instrument shall constitute a financing statement under the Uniform Commercial Code of the State of Utah.  The security interest hereby granted is in collateral financed at the mouth of the mine.  This instrument may be filed as a financing statement.

3.

Royalty Statements.  At the same time that royalty payments are made hereunder, Grantor shall deliver to Grantees a statement showing in reasonable detail the weight records upon which the royalty is calculated, the date of sale, the identity of the purchaser or purchasers, and the production period in which is was mined.

4.

Records and Inspections.  Grantees, their agents, employees and representatives, upon reasonable advance notice, shall have access to the Subject Lands and to Grantor's records pertaining to the mining and sale of coal from the Subject Lands, for purposes of examination and inspection of Grantor’s operations and records to verify the accuracy of royalty payments due hereunder; provided that any such activity does not reasonably interfere with or delay Grantor’s operations.  Grantor shall maintain records of operations and sales on and from the Subject Lands sufficient to demonstrate compliance with the terms and conditions of this Agreement.

5.

Notices.  All notices which are given or required to be given pursuant to this Agreement shall be hand delivered or mailed, postage prepaid, as follows:

IF TO GRANTOR:

Hidden Splendor Resources, Inc.

3266 S 125 W

Price, Utah  84501-4462

Attn:  Dan R. Baker

IF TO GRANTEES:

If to the Fund:

John Thomas Bridge and Opportunity Fund, LP

3 Riverway, 18th Floor

Houston, Texas 77056

Attn:  George Jarkesy

If to Denly:

Denly Utah Coal, LLC

13809 Research Blvd., Suite 810

Austin, Texas  78750

Attn: D. Mark von Waaden

With a copy (which shall not constitute notice), in the case of notices to Denly, to:

Graves, Dougherty, Hearon & Moody, P.C.

401 Congress Avenue, Suite 2200

Austin, Texas 78701

Attn:  Clarke Heidrick

If to Murch:

Thomas Murch

427 Central Avenue North

Eagle Bend, MN 56446-8122

If to Moore:

James J. Moore

423 E Avenida Sierra Madre

Gilbert, AZ 85296-1101

If to Meeks:

John Meeks

378 Pulis Ave

Franklin Lks, NJ 07417

6.

Governing Law.  This Agreement shall be construed and interpreted in accordance with the laws of the State of Utah.

7.

Nature of Royalty Interest.  It is the intent of the parties that this Assignment shall create an overriding royalty interest only.  Grantees shall have no executive power with respect to, or right to participate in rents, royalties or other payments arising from the Subject Lands, except as expressly provided herein.  This Agreement shall be binding on and inure to the benefit of the permitted successors and assigns of the Grantees and the Grantor.

8.

Disclaimer of Implied Covenants.  There are no implied covenants in this Agreement except for those of good faith and fair dealing and nothing herein shall impose upon Grantor, its successors and assigns any duty or obligation to explore, develop or operate the Subject Lands, or to sell any coal therefrom.  This Agreement does not create any fiduciary obligations on the part of Grantor, nor any special relation of trust between or among their parties hereto.

9.

Assignment.  Grantees may not assign their interests hereunder without the prior written consent of the Grantor, which shall not be unreasonably withheld.  Any purported assignment without Grantor's prior written consent shall be void.  Any assignment of the Subject Lands or any interest therein by Grantor shall be made expressly subject to the terms of this Agreement.  Grantor agrees to provide written notice to Grantees of any assignment by Grantor, together with a copy of such assignment.  The term "assignment" as used herein shall include any assignment given as security.

10.

Entire Agreement.  Both parties recognize that the terms and conditions described in this Agreement constitute the entire agreement between the parties concerning its subject matter and that said Agreement cannot be changed or amended without written concurrence by both parties.

11.

No Waiver.  The failure of either Grantor or Grantees to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof, shall not constitute a waiver of any provision of this Agreement or limit either party’s right thereafter to enforce any provision or exercise any right hereunder.  A waiver of any provision of this Agreement shall not be effective unless in writing and signed by the party against whom it is to be enforced.

12.

Recording.  This Agreement may be recorded by either of the parties to give record notice of this Agreement.

13.

Invalid Provisions.  If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid of unenforceable provision, there shall be added automatically as a part hereof a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

14.

Execution.  Each agent who signs this Agreement on behalf of a party hereto represents and warrants that he is authorized to sign this Agreement on behalf of such party.

15.

Multiple Counterparts.  This Agreement may be executed in multiple counterparts.

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Signature Page to Royalty Assignment and Agreement

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed effective as of the date first written above.

GRANTOR:

Hidden Splendor Resources, Inc.

a Nevada corporation

By: _____________________________

Name:

Dan R. Baker

Title:

Chief Executive Officer

[Counterpart Signature Pages Follow]

ROYALTY ASSIGNMENT AND AGREEMENT

COUNTERPART SIGNATURE PAGE

GRANTEE:

John Thomas Bridge and Opportunity Fund, LP,

a Delaware limited partnership

By: __________________________________

Name:

_______________________________

Title:

_______________________________

ROYALTY ASSIGNMENT AND AGREEMENT

COUNTERPART SIGNATURE PAGE

GRANTEE:

____________________________

Thomas Murch

ROYALTY ASSIGNMENT AND AGREEMENT

COUNTERPART SIGNATURE PAGE

GRANTEE:

__________________________

James J. Moore

ROYALTY ASSIGNMENT AND AGREEMENT

COUNTERPART SIGNATURE PAGE

GRANTEE:

_______________________________

John Meeks

ROYALTY ASSIGNMENT AND AGREEMENT

COUNTERPART SIGNATURE PAGE

GRANTEE:

Denly Utah Coal, LLC

By: _________________________________

D. Mark von Waaden, Its President

Exhibit A

LEASED PROPERTY

The Leased Property shall include the following described lands situated in Carbon County, State of Utah, commonly referred to as the Horizon Mine, and being all of the lands covered by and/or subject to that certain United States Department of the Interior Bureau of Land Management Coal Lease UTU-74804, as amended March 5, 2009, by and between the United States of America through the Bureau of Land Management and Hidden Splendor Resources, Inc., and being more particularly described as Tract 1 and Tract 2 below:

TRACT 1

Township 13 South, Range 8 East, SLM, Utah

Section 6:

SE¼ SW¼, NW¼ SE¼, S½ SE¼

Section 7:

Lots 1-3, E½, E½ W½

Section 8:

SW¼ NE¼, NW¼ NW¼, S½ NW¼, N½ SW¼, SW¼ SW¼, W½ SE¼

Section 17:

N½ NW¼, SW¼ NE¼

Section 18:

NE¼ NE¼

TRACT 2

Township 13 South, Range 7 East, SLM, Utah

Section 1:

S½

Township 13 South, Range 8 East, SLM, Utah

Section 5:

SW¼ NE¼, NE¼ SE¼ NE¼, SW¼ SE¼ NE¼, S½ NW¼, SW¼, NW¼ NE¼ SE¼, W ½ SE¼

Section 8:

N½ NE¼, SE¼ NE¼, NE¼ NW¼, NE¼ SE¼

(Containing 2,208.49 acres, more or less)

Exhibit B

OWNED PROPERTY

That real property located in Carbon County, Utah and more particularly described below:

T13S R8E SLBM

Section 8 – SE1/4SW1/4

Section 16 – W1/2SE1/4

Section 17 – NW1/4NE1/4, S1/2NW1/4, W1/2SE1/4, E1/2SW1/4, SE1/4SE1/4, NW1/4SW1/4

Section 20 – NE1/4NW1/4, NW1/4NE1/4, NE1/4SE1/4

Section 21 – NW1/4NE1/4

Contains 680 Acres, more or less.

STATE OF UTAH

§

§

COUNTY OF CARBON

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2009, by _____________, on behalf of Hidden Splendor Resources, Inc., a Nevada corporation, in his capacity as ______________, pursuant to valid authority.

____________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

STATE OF TEXAS

§

§

COUNTY OF HARRIS

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2009, by George Jarkesy, in his capacity as managing member of John Thomas Capital Group, LLC, in its capacity as general partner of John Thomas Bridge and Opportunity Fund, LP, a Delaware limited partnership, pursuant to valid authority.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

STATE OF TEXAS

§

§

COUNTY OF TRAVIS

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2009, by D. Mark von Waaden, in his capacity as President of Denly Utah Coal, LLC a Texas limited liability company, pursuant to valid authority.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

STATE OF __________

§

§

COUNTY OF ________

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2009, by Thomas Murch.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

STATE OF __________

§

§

COUNTY OF ________

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2009, by James J. Moore.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________

STATE OF __________

§

§

COUNTY OF ________

§

The foregoing instrument was acknowledged before me this _____ day of ___________, 2009, by John Meeks.

___________________________________

NOTARY PUBLIC

Residing at:  ______________________

My Commission Expires:

___________________